UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2026

The Elmet Group Co.

(Exact name of registrant as specified in its charter)

Delaware	001-43245	33-1881598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Portland Fish Pier, Suite 214

Portland, Maine 04101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 518-6791

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	ELMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Initial Public Offering

On April 22, 2026, The Elmet Group Co., a Delaware corporation, (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co. acting as the representative of the several underwriters (the “Representative”) of the Company’s firm commitment underwritten initial public offering (the “Offering”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the underwriters an aggregate of 8,571,428 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a price of $14.00 per share (the “Offering Price”). Pursuant to the Underwriting Agreement, the Company granted the underwriters the option (“Over-Allotment Option”), exercisable for 30 days from April 22, 2026, to purchase up to an additional 1,285,714 from the Company at the Offering Price, less the underwriting discount, to cover over-allotments. On April 23, 2026, the underwriters exercised the Over-Allotment Option in full.

On April 24, 2026 (the “Closing Date”), the Company consummated the closing of the Offering and the Over-Allotment Option, generating aggregate gross proceeds of approximately $138,000,000 and aggregate net proceeds (after deducting underwriter discounts and offering expenses) of approximately $125,500,000. The Common Stock is listed on the Nasdaq Capital Market under the trading symbol “ELMT.”

The Shares were offered by the Company pursuant to the Registration Statement on Form S-1, as amended (File No. 333-294725), which was originally filed with the Securities and Exchange Commission (the “Commission”) on March 30, 2026, and declared effective by the Commission on April 22, 2026, and the additional Registration Statement on Form S-1 (File No. 333-2945291), filed with the Commission on April 22, 2026, which became immediately effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, the other party in the context of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The Company has also agreed that it will not, without the prior written consent of the Representative, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares or any securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of one hundred and eighty (180) days following the Closing Date, other than certain exempt issuances.

Representative’s Warrant

As partial compensation for its services, on April 24, 2026, the Company issued to the Representative a warrant to purchase up to 147,857 shares of Common Stock (the “Broker’s Warrant”). The Broker’s Warrant is exercisable at a per share exercise price equal to $17.50 and is exercisable at any time and from time to time, in whole or in part, for a term of four years commencing one hundred and eighty (180) days after the commencement of sales in the Offering, and terminating on April 24, 2030. Neither the Broker’s Warrant nor any of the shares of Common Stock issued upon exercise of the Broker’s Warrant may be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities by any person, for a period of one hundred and eighty (180) days immediately following the commencement of sales in the Offering, except as permitted by applicable FINRA rules. The Broker’s Warrant also provides for demand registration rights of the shares underlying the Broker’s Warrant and “piggyback” registration rights for up to five (5) years after the Pricing Date (as defined in the Broker’s Warrant), with respect to the registration of the shares underlying the Broker’s Warrant, as well as customary anti-dilution provisions.

The foregoing summary of the terms of the Underwriting Agreement and the Broker’s Warrant are subject to, and qualified in their entirety by reference to, copies of the Underwriting Agreement and the Broker’s Warrant that are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2026, in connection with the closing of the Offering, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Company’s board of directors, became effective. The Amended and Restated Bylaws amended and restated the Company’s prior bylaws in their entirety to, among other things: (i) establish the threshold for a quorum at any meeting of stockholders to be one third (1/3) (33.34%) of the outstanding shares of Common Stock of the Company; (ii) establish procedures relating to notice of annual meetings, special meetings and public announcements; (iii) establish procedures regarding the inspection of elections; (iv) establish procedures relating to the nomination of directors; and (v) conform to the provisions of the Company’s second amended and restated certificate of incorporation.

The foregoing description of the amendments made in the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On April 22, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On April 24, 2026, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1#	Underwriting Agreement, dated as of April 22, 2026, by and between the Company and Cantor Fitzgerald & Co.
3.1	Amended and Restated Bylaws of The Elmet Group Co.
4.1	Broker’s Warrant
99.1	Press Release, dated April 22, 2026.
99.2	Press Release, dated April 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2026	The Elmet Group Co.

	By:	/s/ Peter V. Anania
	Name:	Peter V. Anania
	Title:	Chief Executive Officer and Chairman

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